Wintergreen Fund, Inc. Trading Symbol: Investor Class (WGRNX) Institutional Class (WGRIX)

Summary Prospectus	April 30, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.wintergreenfund.com/prospectus. You may also obtain this information at no cost by calling (888) GOTOGREEN (888-468-6473) or by sending an e-mail request to wintergreen@usbank.com. The Fund’s prospectus and statement of additional information, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of Wintergreen Fund, Inc. (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 calendar days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.22%	None
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	1.85%	1.63%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% rate of return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class of Shares	1 Year	3 Years	5 Years	10 Years
Investor Class	$188	$582	$1,001	$2,169
Institutional Class	$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests mainly in equity securities of companies that its investment manager, Wintergreen Advisers, LLC (the “Investment Manager”), believes are available at market prices less than their intrinsic value.

The Investment Manager will follow a global value approach to investing. The Fund intends to trade in securities of U.S. or non-U.S. companies that the Investment Manager believes trade at a discount to intrinsic value. The Fund may take an activist role, where it will seek to influence or control management, or invest in other companies that do so when the Investment Manager believes the Fund may benefit. The Fund may invest in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy, which may involve the purchase of bank debt, lower-rated or defaulted debt securities (including so-called “junk bonds”), comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The Fund may also participate in arbitrage opportunities.

With an emphasis on undervalued equities, risk arbitrage, other arbitrage transactions and distressed companies, the Fund will focus its investments in areas where the Investment Manager finds the most compelling opportunities at any given moment and on situations that, in the Investment Manager’s opinion, have the potential for capital appreciation. The Investment Manager will examine each security separately and will not apply a predetermined formula. In order to maintain investment flexibility, the Investment Manager has not established guidelines as to the size of an issuer, its earnings, or the industry in which it operates in order for a security to be included or excluded for purchase by the Fund.

The Fund may also engage in hedging strategies. Hedging strategies designed to reduce potential loss as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates, and broad or specific market movements, may be used. To the extent that the Fund engages in currency hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts (“forward contracts”). The Fund may also engage in other currency transactions, such as currency futures contracts, currency swaps, options on currencies, or options on currency futures, or it may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments. The Fund may engage in the purchase and sale of financial and other futures contracts and options on futures contracts. The Fund may execute short sales of securities. In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility, and (iii) for profit.

The Fund expects to invest substantially, and may invest up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt, some of which may be issued by countries with emerging markets.

Principal Risks of Investing in the Fund

The Fund is subject to several risks, any of which could cause an investor to lose money. An investment in the Fund is not a bank deposit or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are as follows:

A portion of the Fund’s assets may be allocated to stocks in which case the Fund would be subject to the following associated risks:

•

Stock Market Risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. When the stock market is subject to significant volatility, the risks associated with investing in the Fund may increase.

•	Value Risk, which is the risk that the securities in which the Fund invests may never reach what the Investment Manager believes are their full market values.

A potentially significant portion of the Fund’s assets may be allocated to foreign securities in which case the Fund would be subject to the following associated risks:

•

Foreign Securities Risk, which is the risk associated with investments in foreign countries. The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell, brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.

•

Emerging Markets Risk, which is the risk that investments in emerging markets may be more pronounced than the risks involved in investing in more developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

•	Currency Risk, which is the risk the value of foreign securities may be affected by changes in currency exchange rates.

A portion of the Fund’s assets may be allocated to debt securities, in which case the Fund would be subject to the following associated risks:

•	Interest Rate Risk, which is the chance that the value of debt securities overall will decline because of rising interest rates.

•	Income Risk, which is the chance that the Fund’s income will decline because of falling interest rates.

•

Credit Risk, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.

•

Junk Bond Risk, which is the risk that lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.

A portion of the Fund’s assets may be allocated to derivative instruments, in which case the Fund would be subject to the following associated risks:

•	Counterparty Risk, which is the risk that the other party to an agreement will default.

•

Derivatives Risk, which is the risk that the greater complexity involved with the use of derivatives may expose the Fund to greater risks and result in poorer overall performance. Investments in derivatives may be illiquid and difficult to price. The Fund may attempt to hedge (protect) against currency risks, largely using forward contracts. Forward contracts are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid. The Fund may also purchase and write call and put options, which involve, among other risks, the risk of capital loss and market risk associated with changes in the prices of the securities underlying the options.

A portion of the Fund’s assets may be allocated to selling securities short in which case the Fund would be subject to the following associated risk:

•

Short Sale Risk, which is the risk that the Fund will incur a theoretically unlimited loss if the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

A portion of the Fund’s assets may be allocated to investments in smaller and mid-size companies in which case the Fund would be subject to the following associated risk:

•	Smaller and Mid-Size Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management, diversity in products and established markets for their products and/or services that may be associated with larger issuers.

A portion of the Fund’s assets may be allocated to investments in loan participations in which case the Fund would be subject to the following associated risk:

•

Loan Participations Risk, which is the risk that the Fund will generally be subject to credit risks of both the borrower and the lender selling the participation, which risks may result from the Fund’s lack of enforcement rights under the terms of the underlying loan agreement, its lack of set-off rights against the borrower, and the limited benefits that any supporting loan collateral would confer upon the Fund in the event of a default.

A portion of the Fund’s assets may be allocated to investments where the Investment Manager takes an activist role, in which case the Fund would be subject to the following associated risk:

•

Investor Activism Risk, which is the risk that if the Investment Manager actively seeks to influence the management of a portfolio company in which it is invested, the Fund’s investment results, trading flexibility, and costs may be impacted.

BECAUSE THE SECURITIES THE FUND HOLDS FLUCTUATE IN PRICE, THE VALUE OF YOUR INVESTMENT IN THE FUND WILL GO UP AND DOWN. YOU COULD LOSE MONEY.

Performance

The bar chart demonstrates the variability of the Fund’s return by showing changes in the performance from year to year for Investor Class shares (the class with the longest record of annual returns). The table shows how the Fund’s average annual returns for 1 and 5 years and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wintergreenfund.com or by calling (888) GOTOGREEN (888-468-6473).

INVESTOR CLASS

Calendar Years Ended December 31

During the periods shown in the chart, the highest quarterly return was 22.59% (for the quarter ended June 30, 2009) and the lowest quarterly return was -21.16% (for the quarter ended December 31, 2008).

Average Annual Total Returns

For the periods ended December 31, 2013

Wintergreen Fund, Inc.	1 Year	5 Year	Since Investor Class Inception (10/17/2005)	Since Institutional Class Inception (12/30/2011)
Investor Class - Return Before Taxes	16.81%	15.22%	7.74%	N/A
Investor Class - Return After Taxes on Distributions	16.81%	15.21%	7.66%	N/A
Investor Class - Return After Taxes on Distributions and Sale of Fund Shares	9.62%	12.32%	6.26%	N/A
Institutional Class - Return Before Taxes	17.09%	N/A	N/A	12.29%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.78%	23.89%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). After tax returns are presented for the Investor Class shares only. After tax returns for the Institutional Class shares will vary.

Investment Manager

Wintergreen Advisers, LLC is the Fund’s investment manager.

Portfolio Manager

David J. Winters, the managing member of the Investment Manager, has served as the Fund’s portfolio manager since its inception in 2005.

Purchase and Sale of Fund Shares

The minimum initial amount of investment in Investor Class shares is $10,000 for regular accounts and automatic investment plans; $3,000 for retirement accounts; and $2,000 for Coverdell Education Savings Accounts (“Coverdell ESAs”). For Institutional Class shares, the minimum initial amount of investment is $100,000. Subsequent investments in the Investor Class may be made with a minimum investment of $100 in automatic investment plans and $1,000 in all other plans. Subsequent investments in the Institutional Class may be made with a minimum investment of $1,000. You may purchase or redeem shares of the Fund each weekday that the New York Stock Exchange (“NYSE”) is open. You may purchase or redeem Fund shares by mail (Wintergreen Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202 (for overnight or express mail)), by telephone at (888) GOTOGREEN (888-468-6473), or through the Internet at www.wintergreenfund.com. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Tax Information

Distributions with respect to Fund shares held by a tax-deferred or qualified plan, such as an IRA or a 401(k) plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may compensate the intermediary for selling shares of the Fund and for providing shareholder record keeping, communication, and/or other shareholder services. This compensation may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Company Act file number 811-21764